Narrative for the Hypothetical Illustration 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $16,332.57
                     = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $13,221.48
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $140.00
- Monthly Deduction***                  $425.38
- Mortality & Expense Charge****        $151.65
+ Hypothetical Rate of Return*****     ($171.88)
                                      ---------
=                                       $16,333  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                 COI
             -----                 ---
             1                  $35.40
             2                  $35.41
             3                  $35.41
             4                  $35.42
             5                  $35.43
             6                  $35.44
             7                  $35.45
             8                  $35.46
             9                  $35.47
            10                  $35.48
            11                  $35.49
            12                  $35.50

            Total              $425.38

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1             ($14.62)
             2             ($14.56)
             3             ($14.51)
             4             ($14.46)
             5             ($14.40)
             6             ($14.35)
             7             ($14.30)
             8             ($14.24)
             9             ($14.19)
            10             ($14.14)
            11             ($14.08)
            12             ($14.03)

         Total            ($171.88)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $16,332.57
- Year 5 Surrender Charge             $2,605.00
                                      ---------
=                                       $13,728  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $19,620.37
                     = $250,000

Policy Value:
Year 5 Policy Value =

Policy Value at the end of year 4    $15,404.09
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $140.00
- Monthly Deduction***                  $420.46
- Mortality & Expense Charge****        $171.34
+ Hypothetical Rate of Return*****      $948.08
                                        -------
=                                       $19,620  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1               $35.06
             2               $35.06
             3               $35.05
             4               $35.05
             5               $35.04
             6               $35.04
             7               $35.04
             8               $35.03
             9               $35.03
            10               $35.02
            11               $35.02
            12               $35.01

            Total           $420.46

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             -----          --------
             1                $78.35
             2                $78.46
             3                $78.58
             4                $78.70

             5                $78.82
             6                $78.94
             7                $79.06
             8                $79.19
             9                $79.31
            10                $79.43
            11                $79.55
            12                $79.67
            Total            $948.08

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $19,620.37
- Year 5 Surrender Charge             $2,605.00
                                      ---------
=                                       $17,015  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $23,476.02
                     = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $17,863.45
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $140.00
- Monthly Deduction***                  $414.81
- Mortality & Expense Charge****        $193.52
+ Hypothetical Rate of Return*****    $2,360.90
                                      ---------
=                                       $23,476  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1               $34.69
             2               $34.67
             3               $34.65
             4               $34.62
             5               $34.60
             6               $34.58
             7               $34.56
             8               $34.54
             9               $34.51
            10               $34.49
            11               $34.47
            12               $34.44

            Total           $414.81

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1              $189.83
             2              $191.06
             3              $192.29
             4              $193.53
             5              $194.78
             6              $196.04
             7              $197.32
             8              $198.60
             9              $199.89
            10              $201.20
            11              $202.51
            12              $203.84

         Total            $2,360.90

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $23,476.02
- Year 5 Surrender Charge             $2,605.00
                                      ---------
=                                       $20,871  (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $14,642.70
                     = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $11,910.74
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $140.00
- Monthly Deduction***                  $833.93
- Mortality & Expense Charge****        $137.86
+ Hypothetical Rate of Return*****     ($156.24)
                                       ---------
=                                       $14,643  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1               $61.86
             2               $61.88
             3               $61.91
             4               $61.93
             5               $61.96
             6               $61.98
             7               $62.01
             8               $62.03

             9               $62.06
            10               $62.08
            11               $62.11
            12               $62.13

         Total              $743.93

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1             ($13.47)
             2             ($13.38)
             3             ($13.30)
             4             ($13.22)
             5             ($13.14)
             6             ($13.06)
             7             ($12.98)
             8             ($12.90)
             9             ($12.82)
            10             ($12.74)
            11             ($12.66)
            12             ($12.58)

         Total            ($156.24)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $14,642.70
- Year 5 Surrender Charge             $2,605.00
                                      ---------
=                                       $12,038  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $17,677.33
                     = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $13,935.43
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $140.00
- Monthly Deduction***                  $826.01
- Mortality & Expense Charge****        $156.16
+ Hypothetical Rate of Return*****      $864.07
                                        -------
=                                       $17,677  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1               $61.32
             2               $61.32
             3               $61.33
             4               $61.33
             5               $61.33
             6               $61.33
             7               $61.34
             8               $61.34
             9               $61.34
            10               $61.34
            11               $61.35
            12               $61.35

         Total              $736.01

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1               $72.22
             2               $72.19
             3               $72.15
             4               $72.11
             5               $72.07
             6               $72.03
             7               $71.99
             8               $71.95
             9               $71.91
            10               $71.87
            11               $71.82
            12               $71.78

            Total           $864.07

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $17,677.33
- Year 5 Surrender Charge             $2,605.00
                                      ---------
=                                       $15,072  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $250,000 or 222% x $21,244.73
                     = $250,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $16,221.41
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $140.00
- Monthly Deduction***                  $816.91
- Mortality & Expense Charge****        $176.81
+ Hypothetical Rate of Return*****    $2,157.03
                                      ---------
=                                       $21,245  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1               $60.71
             2               $60.69
             3               $60.66
             4               $60.64
             5               $60.61
             6               $60.59
             7               $60.56
             8               $60.54
             9               $60.51
            10               $60.49
            11               $60.46
            12               $60.43

            Total           $726.91

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             -----          --------
             1               $175.17
             2               $175.98
             3               $176.80
             4               $177.62
             5               $178.45
             6               $179.29
             7               $180.13
             8               $180.99
             9               $181.85
            10               $182.71
            11               $183.58

            12               $184.47

            Total          $2,157.03

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $21,244.73
- Year 5 Surrender Charge             $2,605.00
                                      ---------
=                                       $18,640  (rounded to the nearest dollar)